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                                                                   Exhibit 10.57


               FORM OF ADDENDUM TO 8% SUBORDINATED PROMISSORY NOTE


         This Addendum to the 8% Subordinated Promissory Note dated ________________ (the "Note") in the original principal amount of $______ issued by Clearview Cinema Group, Inc. to the order of CMCO, Inc. is given to amend the Initial Maturity Date of the Note.

        The first sentence of Section 2(a) of the Note, which reads as follows:
"Principal shall be payable on the Note in one installment on _______ (the 'Initial Maturity Date')" is hereby amended to read as follows: "Principal shall be payable on the Note in one installment on October 31, 1997 (the 'Initial Maturity Date')".

        This Addendum is given solely to amend the aforesaid section and shall not be deemed to be a novation, restatement or renewal or otherwise to affect the Note.

        Capitalized terms used in this Addendum without definition shall have the meanings ascribed to such terms in the Note.


                                           CLEARVIEW CINEMA GROUP, INC.


                                           By:
                                                ------------------------------
                                                A. Dale Mayo
                                                President

                                           Date:
                                                  -----------------------------

Accepted and agreed:




By:   ________________________________

Title:________________________________

Date: ________________________________


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               Schedule to Form of Addendum to 8% Promissory Note


Payee                         Principal                     Date
-----                         ---------                     ----

CMNY Capital II, L.P.         $300,000                      August 31, 1995

CMCO, Inc.                    $50,000                       August 31, 1995

Robert G. Davidoff            $50,000                       August 31, 1995

CMCO, Inc.                    $50,000                       October 11, 1995

Robert G. Davidoff            $50,000                       October 11, 1995